Exhibit 99.1

Press Release

February 16, 2012

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Norman Cay Development Engages Source Capital Group as Exclusive Placement Agent to Raise up to $10,000,000

STEVENSVILLE, MI.  February 16, 2012 - Norman Cay Development, Inc. (“Norman Cay”) (OTCBB: NCDL) (PINKSHEETS: NCDL) is pleased to announce that it has entered into an agreement to engage Source Capital Group, Inc. (“Source Capital”) to act as exclusive placement agent and financial advisor to the Company for a proposed offering of up to $10,000,000 of debt and/or equity capital.  The agreement is for a term of ninety (90) days.

“We are very pleased to have engaged a reputable member of FINRA to act as our exclusive placement agent for this proposed offering.  Source Capital’s long-standing connections within the investment community and knowledge of the mining sector will make them a valuable member of our team,” said Dean Huge, CFO of Norman Cay Development.  “This financing would help accelerate exploration at Edum Banso and position the Company to exploit other opportunities should they present themselves.  I look forward to working with Source Capital to meet the objectives of the agreement.”

Proceeds from the proposed offering are to be used for exploration and development of the Edum Banso Gold Project in Ghana, the potential acquisition of other mineral exploration projects, and for general working capital purposes or such other purposes as the Company may determine from time to time.  There can be no assurance that the proposed offering will be completed as contemplated or at all.

Further updates regarding the proposed offering and other Norman Cay business will be made as additional information becomes available.

About Source Capital Group

Source Capital Group, Inc. was founded in 1992 by a management team with extensive financial industry experience at firms such as Bankers Trust, Chemical Bank, and Smith Barney.  The belief that the best financial advice should be independent, unbiased and tailor-made for each client’s needs is at the core of every client’s relationship with the firm.  Source Capital began as a boutique investment banking firm specializing in small to medium-sized transactions, and continues to focus its investment banking activities in those segments of the market.  The company has grown to include businesses in general securities, emerging market securities, distressed and high yield debt securities, investment management, mortgages, and business lending.  Source Capital Group is a member of the Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC).

About Norman Cay Development

Norman Cay Development, Inc. is an emerging U.S. based mineral exploration company offering shareholders the opportunity to participate in the ownership of high-potential international gold exploration and development projects.  The Company’s wholly-owned subsidiary, Discovery Gold Ghana Limited, holds an exclusive option with rights to explore and develop the Edum Banso Gold Project within the historic Ashanti Gold Belt in Ghana.

For further information regarding Norman Cay Development, Inc., contact:

LiveCall Investor Relations

Gerry Belanger, (855) 490-9700 (Toll-free)

E-mail: NCDL@livecallir.com

Forward-Looking Statements

Certain statements in this press release that are not historical facts are "forward-looking statements" within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements may be identified by the use of words such as "anticipate", "believe", "expect", "may", "will", "would", "should", "plan", "projected", "intend", and similar expressions.  Norman Cay Development, Inc. (the “Company”) bases these forward-looking statements on current expectations and projections about future events, based on information currently available.  Such forward-looking statements, involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking statements.  The Company has no mineral resource or reserve estimate for the Edum Banso Gold Project at this time and may not have sufficient funding to thoroughly explore, drill or develop its properties.  The Company disclaims any obligation to update any of its forward-looking statements, except as may be required by law.

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